Exhibit 10.23

财务顾问服务协议

Public Listing Consulting Service Agreement

Party A:	Inner Mongolia YanGuFang Contract Farming Industry Development Co., Ltd.

Chairman of the Board of Directors: He Junguo

Address:	3/F., Building 3, No. 33, Suhong Road, Minhang District, Shanghai 201799, China

Party B:	Allstar Advisory Inc. (Beijing)
Partner:	Liuyi Zhang
Address:	Suite 118, Floor B1, Office Tower B, Ritan International Trade Center, Beijing 100020, China

Whereas,

Party A is a China registered Company (“The Company”). It plans to register a Cayman Islands company, to file Initial Public Offering (IPO) and to list on and not limited to the U.S. NASDAQ, or NYSE stock exchange (“Listing”).

Party B is a China registered consulting company. Its main business is to provide consulting and coordination services to Chinese private enterprises who intend to list on the north American stock exchanges. Party B is not a FINRA registered broker dealer.

Hence,

Both Party A and Party B have reached an agreement and Party A agrees to retain Party B as its consultant and coordinator during Party A’s public listing process. Both parties have reached the following agreements:

1. Cooperation and Services:

Party A retains Party B as its exclusive consultant and coordinator to provide consulting and coordination services to Party A during its Initial Public Offerings to NASDAQ or NYSE stock exchange. Party B assists Party A to coordinate all the work related to the IPO.

财务顾问服务协议

2. Objectives

Both parties have the following working objectives for the public listing service:

2.1 Assist to register a British Virgin Islands Company and/or a Cayman Islands Company and /or its Wholly Owned Foreign Enterprise (WOFE) in China.

2.2 Assist Party A to set up corporate structure before public listing, including direct investment or VIE structure, obtain China legal opinion letter.

2.3 Assist Party A and its U.S. legal counsel to file with U.S. Securities and Exchange Commission (SEC), and to list on main board U.S. stock exchanges such as NASDAQ or NYSE.

Both parties understood Party A’s objective to list on the capital market. Party B will take the professional spirit to assist Party A to maximize Party A’s benefits, which will be achieved by work together in the most effective way for the best result.

The progress of work will be completed approximately within 9 to 15 months. However, according to actual situation, it can be extended. The third party’s expenses will depend on the agreement signed between the third party and Party A.

3. Party A’s Obligations

3.1 Party A should meet the request of Party B, to provide promptly and completely all the company’s documents and guarantee that all the materials are of valid and true. Party B is not responsible if Party A provided wrong of false materials.

3.2 Party A ensures that the company’s management team, the board of directors and the shareholders promptly scrutinize, authorizes and sign related agreement and document, including but not limited to this agreement, the contract, the SEC filling document, Business Plan, PPT etc.

财务顾问服务协议

3.3 In the operating process for the company’s listing, Party A should work with Party B closely. Party A should assign a person who is responsible for liaison and communication with Party B to participate in this project. Party A should allow Party B to participate all the related conference call, meetings and other activities in order to help Party B to fully understand Party A’s information to achieve the goal.

3.4 Party A should provide all documents needed for listing and capital raise.

3.5 Party A is responsible for all the listing expenses, including and not limited to the payment of securities attorney fees, accounting and auditing fees, offshore registration fee, and other fees required by U.S. law for public listing. Such fees include filling fees and placement agent fee. Third party services contract will be entered between Party A and third parties. Party A will be responsible for Party B travel expenses in domestic China and domestic U.S. Before travel, Party B will send estimated travel budget to Party A and receive its approval.

4. Party B’s Obligations

Work Related:

Party B assists Party A for public listing. Assist Party A to list on U.S. main board stock exchanges of NASDAQ or NYSE and to complete listing. The work is listed below and is not limited to:

4.1 Assist Party A to register British Virgin Islands company and/or Cayman Islands Company, recommend to companies’ the board of directors and management team.

4.2 During the IPO preparation stage, assist Party A, its legal counsel and registration agent, to set up listing entity’s appropriate corporate structure.

4.3 After signing this agreement, Party B assists Party A to select and determine the 3rd party services such as U.S. and China legal counsel, U.S. auditor, placement agent, and coordinate all related work. For third parties providers already retained, Party B will recommend to continue or replace according to the “Excellent, Fast, and Efficient” as its principles.

财务顾问服务协议

4.4 Party B will advise Party A and its business plan writer to draft, modify and complete Business Plan, assist the corporation management and its financial management to adapt to the regulations and standard of international capital market for the purpose of promoting listing and financing.

4.5 Party B will advise Party A on its re-organization, capital investment and formation of shareholders in the offshore entity. In addition to advising Party A to set up direct investment or VIE structure, and also to help Party A to setup its appropriate shareholders’ structure.

4.6 As Party A’s consultant, Party B should provide advise Party A’s U.S. legal counsel, U.S. auditor, to complete the filling work, assist Party A in the early stage as a listed company, assist work related to placement agent , and investor relation company.

5. Other Services

Party B shall offer other services to Party A besides the above mentioned services including administrative management, financial management, and human resource management, invest relation, strategic alliance and so on with its staffs and resources. The following are the services but not restricted to it (via separate services contract):

5.1 Assist the corporation to establish international image

5.2 Assist the corporation to analyze and set up appropriate corporate positioning as well as operations.

5.3 Assist the corporation to organize the corporate structure, set up appropriate internal control, and fully disclose its information to the public.

财务顾问服务协议

5.4 Assist the corporation to strengthen human resource management, making plan to attract senior managers, design a stock option plan for its staffs and managers, set up a long-term human resource incentive system.

5.5 Assist the Party A to make and carry out investor relation /public relation (IR/PR) campaign, designing website both in Chinese and English, drafting news release, participate in international media interviews.

5.6 Seek for merger and international strategic cooperation opportunities.

5.7 Help Party A to work with overseas related parties to develop technique exchange, to enhance the capability of research and development capability, improve technology.

5.8 Assist Party A establish branches in U.S., in the form of subsidiary company, representative office and branches.

Party A is responsible for extra expenses on the above mentioned services.

6. Fee and Reward for Party B

6.1 Party A agree that Party B’s total fee is US$300,000 US dollars, divided into two phases： 1) Setup up appropriate company structure and preparation stage, US$100,000. 2) Initial Public offering Stage, US$200,000. In the first stage, the first deposit after signing the contract is twenty thousand U.S. dollars (US$20,000); after completing the engagement of domestic lawyers and third-party agencies that help to regisgter with China SAFE Document 37 regulations, twenty thousand U.S. dollars (US$20,000) will be paid; after the US GAAP auditor, the US legal counsel selection twenty thousand U.S. dollars (US$20,000); after the US GAAP audit first draft is completed, the F-1 legal document is drafted, and it is twenty thousand U.S. dollars (US$20,000) before filling to the U.S. SEC; After U.S. SEC declare F-1 effective, the final payment is twenty thousand U.S. dollars (US$20,000). In the second stage, when the initial issuance of the IPO is started, thirty thousand U.S. dollars (US$30,000) will be paid, and the final payment of one hundred and seventeen thousand U.S. dollars (US$170,000) will be paid after the initial IPO is completed. The receiving bank account shall be designated by Party B.

财务顾问服务协议

6.2: Party A agrees that before the company files F-1, the company will give Party B or the party designated by Party B the fully diluted 2% of the stock at that time. If the stocks obtained by Party B are restricted stocks, Party A shall include Party B’s stocks in the F-1 registration with the SEC as shares in the registration.

6.3: Cash Payment Method:

The fee is paid in 7 installments, and the payment time and amount of each period are as follows:

1)	Within 5 bank working days after signing this agreement, the first installment of twenty thousand U.S. dollars (US$20,000)

2)	Within 5 bank working days after completing the employment of domestic lawyers and third-party agencies that help to register with SAFE regulation 37, the second installment of twenty thousand US dollars (US$20,000)

3)	Five bank working days after the selection of US GAAP auditors, US lawyers and domestic lawyers, the third installment is twenty thousand U.S. dollars (US$20,000);

4)	After the first draft of the US GAAP audit is completed, the final draft F1 legal document is completed, and before the F1 is filed with the US SEC for the fourth phase of US dollars (US$20,000);

5)	Successfully declared effective by the US SEC for the fifth installment of twenty thousand (US$20,000) within 5 bank working days after the company’s listing.

财务顾问服务协议

6)	After the initial issuance of the IPO, the sixth installment of thirty thousand (US$30,000) within 5 bank working days

7)	After the successful IPO, the final payment will be one hundred and seventy thousand U.S. dollars (US$170,000) within 5 working days of the bank.

7. Effective Date

7.1: This agreement is subject to Chinese version content. This agreement is done in two copies, each Party holds one;

7.2： This agreement is going to coming into force from the day when this agreement are signed by both parties to finished sign and official seal, and Party B receives the first payment from Party A.

7.3: Attachments related to the agreement are valid part of the agreement.

7.4: If Party A terminated this agreement, Party A shall finish the payment schedule in to clause 5.3 according to miles stone reached. If Party A terminates this agreement, shares already issued to Party B can be cancelled according to milestone achieved:

7.4.1: after register Cayman Island and/or British Islands Company	80%

7.4.2: after China legal opinion letter draft and foreign direct investment or VIE contract draft, financial statement audit draft	60%

7.4.3: After F-1 filling draft with SEC	40%

7.4.4: after financial statement audit, F-1 filling, and before filling with SEC:	20%

7.4.5: After SEC declare the F-1 effective:	0%

8. Confidentiality

Both sides shall be responsibility to the confidentiality of content of this agreement, each party’s information and materials of the list-on process. Without permission of the other side, none of any relevant contents, information and materials will be disclosed to any irrelevant third party.

9. Applicable law and solution to disputes

9.1: This agreement is in accordance with the law of China. and to be explained according to it.

9.2: If disputes arise between the two parties, they should be settled through friendly consultations; if the negotiation fails, and within 30 days after one party proposes to negotiate to resolve the disputes, the parties have not reached an agreement to resolve the disputes, either party may submit the disputes to the China International Economic and Trade Arbitration Commission According to its current arbitration rules arbitration. The place of arbitration is Beijing; the language used for arbitration is Chinese. The arbitration award shall be final and binding on all parties.

财务顾问服务协议

Signature Pages;

Party A: Inner Mongolia YanGuFang Contract Farming Industry Development Co., Ltd.

Stamp

/s/ Junguo He
Chairman of the Board of Directors (Signature)

He JunGuo

Date: September 5, 2019

Party B: Allstar Advisory Inc. (Beijing)

/s/ Liuyi Zhang
Partner	Liuyi Zhang (signature)
Date: September 6, 2019

财务顾问服务协议

上市协调人服务协议

甲方：	内蒙古燕谷坊生态农业发展（集团）有限公司
董事长：	何均国
地址:	上海市闵行区苏虹路33号虹桥天地3号楼3楼, 邮编: 201799

乙方：	北京沃德商务咨询有限公司
合伙人:	Liuyi Zhang 张陆
地址:	中国北京市朝阳区日坛国际贸易中心B座B1层118，邮编:100020

鉴于，

甲方是注册于中国的公司，拟通过注册于开曼群岛的公司（以下与甲方一起合称“公司”）以初始发行方式在美国包括但不限于纳斯达克交易所（NASDAQ），纽约交易所（NYSE) 挂牌上市.（以下称“本次上市”）。

乙方系注册于中国的顾问公司，主要业务是为中国民营企业在北美股票市场上市提供上市顾问和协调人服务。乙方不是美国劵商协会注册的劵商。

为此，

甲乙双方经友好协商，就甲方聘请乙方作为公司本次上市工作的上市协调人，达成协议如下：

1. 合作事项及合作内容

甲方聘请乙方担任公司本次上市协调人，为公司计划以初始发行(IPO)方式在美国纳斯达克交易所或纽约交易所挂牌上市提供上市协调人服务工作。

2. 目标

双方一致同意，本次上市的工作目标如下：

2.1 目标一：协助完成注册英属维京群岛和/或开曼群岛的公司及中国外资独资公司的设立。

财务顾问服务协议

2.2 目标二：协助公司设立上市前的结构包括外资直接投资或协议捆绑（VIE）及获得中国法律意见书。

2.3 目标三：向美国证券会（SEC）申报，通过初始发行（IPO）方式在美国主板纳斯达克交易所或纽约交易所挂牌上市。

双方根据以上目标制定了公司本次上市的工作计划与进度，双方理解，乙方将本着勤勉尽责的职业精神，从公司利益角度出发，以最有效的方式最大程度推动各项工作的开展。

工作原则上需要9-15个月完成。但根据实际需要 可适当延长。第三方公司收费标准以甲方与第三方公司签署的合约为准。

3. 甲方职责

3.1 甲方应根据乙方的要求，及时和完整地提供公司有关情况和资料，并且保证所提供资料的真实性和合法性。乙方对甲方提供错误和虚假资料及遗漏不承担任何责任；

3.2 甲方保证公司管理层、董事会和股东（适用时）及时审阅、批准和签署与本协议工作有关的所有文件，包括但不限于各种协议、合同、SEC申报文件、公司商业计划书（BP）、公司业务介绍PPT等；

3.3 在上市操作过程中，甲方应密切与乙方配合，指定专人参与项目，负责与项目组人员的联络和沟通；保证乙方参加与本上市工作相关的会议、会见和其它活动，以确保项目组获取与上市相关的全面信息；

3.4 提供本次上市、融资过程中所需应由甲方公司提供的各种文件；

3.5 承担甲方公司上市的各项费用，包括但不限于应支付证券律师行费用,会计审计师费, 境外公司注册费， 根据美国法律必须由公司承担的费用如申报费, 承销商费用等。 甲方与第三方实际协议规定的内容为准，甲方负责乙方在中国国内和美国国内为甲方上市工作出差的差旅费用，乙方出差前须将差旅费用估算报甲方批准。

财务顾问服务协议

4. 乙方职责

本次上市工作范围:乙方协助甲方公司本次上市工作，协助甲方公司通过为公司初始发行（IPO）方式在美国主板纳斯达克交易所，纽约交易所等挂牌，完成上市。包括但不限于：

4.1 确定注册成立英属维京群岛及/或开曼群岛的公司， 推荐和建议组建英属维京群岛及开曼群岛的公司董事会及管理层；

4.2 在准备初始发行的同时，协助公司及律师，注册代理公司确定合理的上市公司结构；

4.3 协助公司确定和聘用本次上市和融资第三方专业机构，包括境内外律师、美国审计师、承销商等，并牵头协调该等专业机构的工作；对于甲方已经聘用的第三方机构，乙方要本着“更好、更快、更省”的原则，审慎建议向甲方使其决定是否需要更换；

4.4 运用乙方专业知识，为甲方和其雇用的商业计划书撰写人制作、修改和完善商业计划书提供建议，协助公司管理及财务运营模式，以适应国际资本市场的规则与标准，提高公司上市的效率；

4.5 协助公司完成重组工作，为公司的外资直接投资或协议捆绑（VIE）结构提供意见，并协助甲方境外母公司完善其股东结构；

4.6 作为公司上市顾问，积极协助美国律师，美国审计师完成审计及招股书的工作，参并提出专业意见，在公司挂牌上市后，协助甲方，券商及财经公关公司维持上市公司的早期运营。

5. 延伸服务

除本次上市工作以外，乙方愿意投入相当的人力和资源，运用其专业经验，在公司行政及财务管理、人力资源、投资者关系、战略联盟等方面，进一步为公司提供专业服务。延伸服务的内容包括但不限于（如需乙方提供上市后的维护可另行签订协议）：

5.1 协助公司建立国际化形象；

财务顾问服务协议

5.2 协助公司分析并建立适合公司实际情况和发展需要的商业模式和业务模型；

5.3 协助公司完善上市公司的法人治理结构，构建上市公司内控流程和制度，完善上市公司信息披露程序；

5.4 协助公司加强人力资源管理，制定人力资源计划，招募高级管理人员，设计员工和管理层股票期权计划，建立长线激励机制；

5.5 协助公司制定并实施投资者/公共关系（IR/PR）管理计划，设计公司中英文网站、起草新闻发布稿、参与国际性媒体的访问等；

5.6 为公司发掘潜在的并购机会，寻找国际化战略合作伙伴；

5.7 为公司联系海外同业，与其开展技术交流，加强公司研发能力，提高公司技术水平；

5.8 帮助公司在美国设立包括子公司、分公司和办事处等形式的分支机构。

以上服务涉及的费用由甲方另行承担。

6. 报酬与费用

6.1 甲方同意以现金形式向乙方支付财务顾问费用现金共计叁拾万美元 (US$300,000) ，分为两个工作阶段：1）上市结构准备阶段，现金拾万美元。2）上市成功阶段，现金贰拾万美元。在第一阶段，签约后首期定金为贰万美元（US$20,000）；在完成国内律师及帮助注册境外公司及37号文的第三方机构的聘用后，支付贰万美元（US$20,000）; 美国审计师，美国律师选择完成后贰万美元（US$20,000）；美国审计师初稿完成后，初始发行文件F1法律文件完成后，向美国SEC申报前为贰万美元 (US$20,000); 向美国SEC申报成功，公司挂牌后最后尾款贰万美元（US$20，000）。 在第二阶段，开始初始发行IPO的工作时，支付叁万美元（US$30,000），在初始发行IPO完成后支付最后尾款壹拾柒万美元(US$170,000).收款银行账户由乙方指定。

财务顾问服务协议

6.2: 甲方同意在公司申报F-1前，由公司向乙方或乙方指定的对象给予当时完全稀释后的2%的股票。该股票应为流通股.如乙方获得的股票为限制交易股票,甲方应将乙方股票包括在向美国证券会SEC等注册F-1中使其成为流通股。

6.3: 现金部分支付方式:

该费用分7期支付，各期支付时间和金额如下：

1)	签定本协议后5个银行工作日内，第一期贰万美元(US$20,000)

2)	完成国内律师及帮助注册境外公司及37号文的第三方机构的聘用后5个银行工作日内，第二期贰万美元（US$20,000）

3)	美国审计师，美国律师国内律师选择完成后5个银行工作日，第三期贰万美元（US$20,000）；

4)	美国审计师初稿完成后，初始发行文件F1法律文件完成后，向美国SEC申报前5个银行工作日，第四期贰万美元 (US$20,000);

5)	向美国SEC申报成功 公司挂牌后5个银行工作日第五期贰万美元（US$20，000）。

6)	开始初始发行IPO后，5个银行工作日第六期叁万美元（US$30,000）

7)	上市成功后，5个银行工作日内最后尾款壹拾柒万美元（US$170,000）

7. 生效与期限

7.1: 本协议以中文版为准，一式两份，甲乙双方各执一份。

7.2：本协议经双方签字盖章,并在乙方收到甲方第一笔付款后生效，至协议执行完毕后终止。

7.3: 与本协议有关的附件为本协议有效组成部分。

财务顾问服务协议

7.4 如果甲方终止本协议，甲方须支付五，3中定义的已完成工作节点（里程碑）的现金。如果甲方终止本协议，已经由公司向乙方或乙方指定的对象给予的股票；可以按已完成的工作节点（里程碑）按以下全部股票的百分比取消部分已给予的股票：

7.4.1: 注册BVI和/或开曼群岛的公司后：	80%

7.4.2: 完成中国法律意见书初稿及外资直接投资或协议捆绑（VIE）文件初稿、财务报表和完成审计草稿后：	60%

7.4.3: 向美国证劵会SEC和股票交易所申报初始发行股票招股书初稿完成	40%

7.4.4: 审计终稿完成后，美国SEC申报的招股书终稿完成后，向美国SEC申报前：	20%

7.4.5: 美国SEC批准通过IPO文件，上市时：	0%

8. 保密责任

双方应对本协议的内容和本次上市过程中双方的信息和资料承担保密责任，未经对方许可，不得向任何无关的第三方披露任何相关内容、信息和资料。

9. 适用法律及争议解决

9.1: 本协议接受中国法律管辖，并按照中国法律解释。

9.2: 双方发生争议，应友好协商解决；若协商不成，并在一方提出协商解决争议的要求之后30日内，各方仍未达成解决争议的协议，任何一方均可将有关争议提交中国国际经济贸易仲裁委员会按照其现行的仲裁规则仲裁解决。仲裁地点在北京；仲裁使用的语言为中文。仲裁裁决应是终局性的，对各方均有拘束力。

财务顾问服务协议

签字页：

甲方：内蒙古燕谷坊生态农业发展（集团）有限公司 （盖章）

/s/ Junguo He
董事长：	何均国
（签字）

签署日期： 2019年 9月 5 日

乙方： 北京沃德商务咨询有限公司

/s/ Liuyi Zhang
合伙人	张陆一 Liuyi Zhang （签字）
签署日期： 2019年9月6日

财务顾问服务协议

AMENDMENT to CONSULTING AGREEMENT

This Amendment is made to Public Listing Consulting Service Agreement (the “Agreement”) entered on September 6, 2019 between Party A, Inner Mongolia YanGuFang Contract Farming Industry Development Co., Ltd._ and Party B, Allstar Advisory Inc. (Beijing). Both Parties agree to make the following changes in the Agreement:

1.	Party A name is changed:

From: Inner Mongolia YanGuFang Contract Farming Industry Development Co., Ltd.

To: YanGuFang International Group Co., Ltd., a Cayman Islands company.

2.	Clause 6.2

From: Party A agrees that before the Company files F-1, the Company

To: Party A agrees that before the Company files F-1, the Company or its chairman controlled company

3.	Rest of the Agreement remains the same.

Party A: YanGuFang International Group Co., Ltd.

/s/ Junguo He
Chairman of the Board of Directors (Signature)

JunGuo He

Date: February 26, 2022

Party B: Allstar Advisory Inc. (Beijing)

/s/ Liuyi Zhang
Partner	Liuyi Zhang (signature)

Date: February 26, 2022

财务顾问服务协议

咨询协议修改

本次修订是对甲方，内蒙古燕谷坊生态农业发展（集团）有限公司与乙方北京沃德商务咨询有限司于2019年9月6日签订的上市协调人服务协议（以下简称“协议”）作出的修改。双方同意对本协议进行以下修改：

1.	甲方名称变更：

由：内蒙古燕谷坊生态农业发展（集团）有限公司

改为：燕谷坊国际集团有限公司。

2.条款6.2：

由：甲方同意在公司申报F-1前，由公司

改为： 甲方同意在公司申报F-1前，由公司或其董事长持有的公司

3. 协议的其余部分保持不变。

甲方：燕谷坊国际集团有限公司

/s/ Junguo He
董事长：何均国

（签字）

签署日期：2022年 2月26日

乙方：北京沃德商务咨询有限公司

/s/ Liuyi Zhang
合伙人： 张陆一 （签字）

签署日期：2022年2月26日